                                                                   EXHIBIT 10.35

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY ISSUING THIS WARRANT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                                                                8,000,000 Shares
                                                         (Subject to Adjustment)

                           CALCOMP TECHNOLOGY, INC.

                         COMMON STOCK PURCHASE WARRANT

                                MARCH 29, 1998

          This certifies that, for value received in connection with the Patent License and Joint Development Agreement dated as of March 29, 1998 (the "Joint Development Agreement") between Eastman Kodak Company ("Kodak" or "Warrantholder") and Calcomp Technology, Inc., a Delaware corporation ("Company"), Warrantholder is entitled to subscribe for and purchase from the Company 8,000,000 shares of the Company's Common Stock, par value $0.01 ("Warrant Stock"), at the price of $3.8797 per share (the average closing sales price of Calcomp Technology, Inc. Common Stock for the period of twenty trading days ending on the trading day immediately prior to the effective date of the Joint Development Agreement) ("Exercise Price"), subject to the terms and conditions stated herein.

     1.   Exercise of Warrant
          -------------------

          1.1  Exercisability of Warrant.  This Warrant shall become vested as
               -------------------------
to one-half (1/2) of the shares of Warrant Stock underlying this Warrant upon the first anniversary of this Warrant, and the remaining one-half (1/2) upon the second anniversary hereof (each, a "Vesting Date"); provided, however, that in the event that the Joint Development Agreement is terminated prior to a Vesting Date, this Warrant shall not be effective as to any Warrant Stock that was to be vested on such Vesting Date.

          1.2  Manner of Exercise.  Subject to Section 1.1, the rights
               ------------------
represented by this Warrant may be exercised in whole or in part with respect to the vested shares by the Warrantholder from time to time by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Schedule A to the Company at its principal executive office located at 2411 West LaPalma Avenue, Anaheim, CA. 92803-3250, or such other place as the Company shall designate in writing, at any time or times prior to the Expiration Date (as defined below), accompanied by payment for the Common Stock so subscribed by wire transfer per the Company's instructions or certified check payable to the Company. In the event of a partial exercise, the Company shall give a new Warrant with respect to the Warrant Shares which remain unexercised.

          1.3  Expiration Date.  This Warrant shall terminate on the date which
               ---------------
is seven (7) years from the date of this Warrant ("Expiration Date").

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Warrantholder as follows:

          2.1  Organization.  The Company (i) is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite power and authority to carry on its business, to own and hold its properties and assets, and to issue and carry out the provisions of this Warrant.

          2.2  Authorization.  The execution, delivery and performance by the
               -------------
Company of this Warrant have been duly and validly authorized by the Company's Board of Directors, and no authorization or approval of the Company's stockholders is required in connection therewith. This Warrant constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

          2.3  No Conflict.  The execution, delivery and performance by the
               -----------
Company of this Warrant: (i) will not conflict with, result in a breach of or constitute a default under any material contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which the Company is a party or by which the Company or any of its properties or assets is bound or affected; (ii) will not cause the Company to violate or contravene any provision of its Fourth Amended and Restated Certificate of Incorporation or Bylaws; or (iii) will not conflict with or result in a breach of or require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to any law, statute, rule or regulation to which the Company is subject or any material instrument, order, judgment or decree to which the Company is subject.

          2.4  Warrant Stock.  All of the shares of Common Stock issuable upon
               -------------
exercise of this Warrant have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of this Warrant, will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and other charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          2.5  Capitalization.  The authorized capital stock of the Company
               --------------
consists of 60,000,000 shares of Common Stock ("Common Stock"), of which approximately 47,092,950 shares are issued and outstanding on the date of this Warrant, and 5,000,000 shares of Preferred

Stock, of which none are issued and outstanding on the date of this Warrant. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Company has approximately 108,131 shares of Common Stock reserved for issuance upon exercise of warrants outstanding prior to the date hereof. The Company has also reserved shares of Common Stock under the Company's Stock Option Plans for issuance to employees, officers, directors and consultants of the Company as may be determined by the Company's Board of Directors from time to time, of which approximately 2,396,591 options to purchase shares of Common Stock are presently outstanding.

     3.   Restrictions on Transfer.
          ------------------------

          3.1  Restrictions on Transfer and Warrantholder Representations.  In
               ----------------------------------------------------------
acquiring the Warrant and the Warrant Stock (collectively, the "Securities"), Warrantholder makes the following representations, warranties and agreements:

          (a) The Warrant is acquired for Warrantholder's own account for investment purposes and not with a view to any offering or distribution, and Warrantholder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, Warrantholder will confirm, in respect of securities obtained upon such exercise, that Warrantholder is acquiring such securities for Warrantholder's own account and not with a view to any offering or distribution in violation of applicable securities laws. Warrantholder acknowledges that shares of Warrant Stock issued upon exercise of this Warrant will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act.

          (b) The Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Warrant, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act. The Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Securities held by the Warrantholder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Warrant.

          (c) Warrantholder represents and warrants to the Company the following:

              (i) Warrantholder has received all the information it considers necessary or appropriate to evaluate the risks and merits of an investment in the Company, and has had an opportunity to discuss the Company's business, management, financial affairs and prospects with the Company's management.

              (ii) Warrantholder is able to bear the economic risks related to a purchase of the Securities. Warrantholder has the capacity to protect its own interests in connection with the subject transactions.

          3.2  Restrictive Legend.  Each certificate representing (i) the shares
               ------------------
of Warrant Stock and (ii) any other securities issued in respect of the securities referenced in clause (i) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by this Warrant or by law) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

          Warrantholder consents to the Company making a notation on its records and giving instructions to any transfer agent of the securities of the Company required to bear the legend set forth above in order to implement the restrictions on transfer established in this Section 3.

     4.   Adjustments.  The number of shares of Common Stock  or other
          -----------
securities for which Warrantholder is entitled to subscribe and purchase from the Company pursuant to this Warrant and the Exercise Price for such shares shall be subject to adjustment from time to time only as follows:

          4.1  Adjustments for Stock Splits and Combinations.  If the Company at
               ---------------------------------------------
any time or from time to time after the date hereof effects a subdivision of the outstanding Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date hereof combines the outstanding shares of Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company shall be proportionately decreased and the Exercise Price then in effect immediately before the subdivision shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          4.2  Adjustments for Certain Dividends and Distributions.  In the
               ---------------------------------------------------
event the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company and the Exercise Price therefor shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock then issuable on exercise of this Warrant and the Exercise Price therefor shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

          4.3  Adjustment for Reclassification, Exchange and Substitution.  If
               ----------------------------------------------------------
the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, recapitalization or otherwise (other than a subdivision or combination of shares or stock dividend or a capital reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then and in any such event Warrantholder shall have the right thereafter to purchase the kind and amount of stock and other securities and property receivable upon such reclassification, recapitalization or other change, by holders of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, recapitalization or change, all subject to further adjustment as provided herein.

          4.4  Adjustment for Reorganizations, Mergers, Consolidations or Sales
               ----------------------------------------------------------------
of Assets.  If at any time or from time to time there is a capital
---------
reorganization or any merger of the Company with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary liquidation, dissolution or winding up of the Company (any such transaction referred to herein as a "Reorganization") involving the Common Stock then, as a part of such Reorganization, provision shall be made so that Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such Reorganization to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant would have been entitled on such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of Warrantholder after such Reorganization to the end that the provisions of this Section 4 (including adjustments of the Exercise Price then in effect and number of shares of stock purchasable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

          4.5  Adjustment for Dilutive Effective of New Share Issuances.  During
               --------------------------------------------------------
the 24 month period after the date of this Warrant, and as long as the Joint Development Agreement has not been terminated, upon the issuance by the Company at any time of additional shares of Common Stock, the number of shares of Common Stock for which the Warrantholder is entitled to subscribe and purchase from the Company shall be proportionately increased so that the total number of shares of Common Stock issuable upon exercise of this Warrant plus any shares of Common Stock purchased by Warrantholder by a partial exercise of this Warrant, shall equal 15% of the issued and outstanding shares of the Company; provided, however, that the exercise price of the additional shares of Common Stock issuable shall be the same as the purchase price of the additional shares of Common Stock issued by the Company; provided further that no adjustment shall be necessary with respect to: (1) Shares of Common Stock issued to any employee, consultant, advisor, officer or director of the Company or any subsidiary thereof pursuant to any incentive or Compensation agreement, arrangement, or plan approved by the Board of Directors; (ii) shares of Common Stock issued in connection with any stock dividend or stock split; and (iii) shares of Common Stock issued in connection with any merger, exchange, acquisition of assets, or other reorganization transaction not involving a Reorganization (as defined in Section 4.4). Any adjustment under this subsection shall become effective as of the close of business on each date of issuance by the Company of additional shares of Common Stock.

          4.6  Notice of Adjustments.  Upon any adjustments of the Exercise
               ---------------------
Price or the amount or kind of securities or other property issuable upon exercise of this Warrant, then and in each case the Company shall give written notice of such adjustment by first class mail, postage prepaid, addressed to the Warrantholder at its address registered on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the amount and kind of securities purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          4.7  Notice of Record Date.  The Company shall mail or cause to be
               ---------------------
mailed to the Warrantholder all notices specifying any record date for shareholders of its Common Stock with respect to any dividend, distribution or other right, or with respect to any shareholder meeting to be held at which a vote is to be taken for the purpose of approving any reorganization, recapitalization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding up of the affairs of the Company. The Company shall also provide to the Warrant holder all reports, proxy statements and registration statements that it normally provides to its shareholders.

          4.8  Warrantholder's Right to Negotiate for Sales of Company Common
               --------------------------------------------------------------
Stock
-----

          (a) If during the 24 month period after the date of this Warrant, and as long as the Joint Development Agreement has not been terminated, in the event the Company wishes to sell shares of its capital stock other than to any employee, consultant, advisor, officer, or director of the Company or any subsidiary thereof pursuant to any incentive or compensation agreement, arrangement, or plan approved by the Board of Directors (the "Company Shares"), it shall first offer the right to purchase such Company Shares to Warrantholder.

          (b) The Company and Warrantholder shall negotiate the purchase price and other selling terms with respect to the Company Shares. The Company and Warrantholder shall have a period of thirty (30) days to negotiate a purchase price and other selling terms for the Company Shares. If no agreement on price and selling terms can be reached within such thirty-day period, the parties shall jointly select an investment banking firm of nationally recognized standing to mediate the negotiations between the parties, and the parties shall have an additional thirty-day period after the investment banking firm is selected to reach an agreement. If no agreement can be reached within such additional thirty-day period, the Company shall be entitled to pursue its offering with respect to the Company Shares so long as the Warrantholder is included as an offeree provided, that the number of Company Shares to be offered to the Warrantholder shall be in the sole discretion of the managing underwriter of such offering.

          4.9  The Company's Right to Negotiate for Company Stock to be Sold by
               ----------------------------------------------------------------
Warrantholder.
--------------

          (a) In the event Warrantholder wishes to sell five percent (5%) or more of its Registerable Securities (as defined under Section 7.1 (a) hereof), whether through a public offering pursuant to Section 7 or through a private placement to one or more purchasers, Warrantholder shall first offer such shares (the "Offered Shares") to the Company. The Company and Warrantholder shall have a period of thirty (30) days to negotiate a purchase price and other selling terms for the Offered Shares. If no agreement on price and selling terms can be reached within such thirty day period, the parties shall jointly select an investment banking firm of nationally recognized standing to mediate the negotiations between the parties, and the parties shall have an additional thirty-day period after the investment banking firm is selected to reach an agreement. If no agreement can be reached within such additional thirty-day period, Warrantholder shall be entitled to pursue its offering with respect to the Offered Shares. For the purposes of computing the five percent threshold all sales by Warrantholder within any thirteen (13) month period shall be aggregated.

     5.   Transfer of Warrant.  This Warrant may be assigned or transferred, in
          -------------------
whole or in part, subject to compliance with the Securities Act and any applicable State securities laws, by the Warrantholder to an affiliate of Warrantholder. Otherwise, all assignments or transfers of this Warrant shall be with the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

     6.   No Voting Rights.  Except as set forth herein, this Warrant shall not
          ----------------
entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company, and no dividend or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares of Warrant Stock which may be purchased hereunder until and unless, and except to the extent that, the Warrantholder has duly exercised its rights under this Warrant.

     7.   Registration Rights.  Subject to the terms and conditions of the
          -------------------
Registration Rights Agreement dated as of July 23, 1996 by and between the Company and Lockheed Martin Corporation, the Warrantholder shall have the following registration rights relating to the Warrant Stock:

          7.1  Registration Procedures.  If, at any time the Company proposes to
               -----------------------
register (including for this purpose a registration effected by the Company for stockholders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration form relating to: (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of or, in connection with a merger or consolidation with, another corporation; or (iii) a registration of securities proposed to be issued in exchange for other securities of the Company), the Company shall, each such time, promptly give the Warrantholder written notice of such registration. Upon the written request of the Warrantholder given within 20 days after receipt of such written notice from the Company, the Company shall, subject to the provisions of Section 7.5 (in the case of an underwritten offering), cause to be registered under the Securities Act all of the Registerable Securities that the Warrantholder has requested to be registered; provided, however, in the event and to the extent the Warrantholder may freely sell its Registerable Securities without registration under the Securities Act without regard to any restrictions set forth in Rule 144 promulgated under the Securities Act ("Rule 144") and the person acquiring the securities does not acquire "restricted securities" within the meaning of Rule 144, the Company may elect not to register such Registerable Securities. For purposes of this Section 7:

(a) the term "Registerable Securities" means: (i) the Common Stock issued upon exercise of this Warrant, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, this Warrant or such Common Stock, (iii) other securities issuable upon exercise of this Warrant pursuant to Section 4 hereof.

          (b) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with Securities Act, and the declaration or ordering of the effectiveness of such registration statement or document by the Securities and Exchange Commission.

          7.2  Obligations of the Company.  Whenever required under this Warrant
               --------------------------
to effect the registration of any Registerable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Warrantholder, keep such registration statement effective for up to 180 days;

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Warrantholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registerable Securities owned by it;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as the Company believes shall be reasonably appropriate for the distribution of the securities covered by the registration statement and such jurisdictions as the Warrantholder shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Warrant to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by the Warrantholder and provided there is no exemption from such requirement by reason of the Company's obligation to pay such expenses pursuant to the foregoing provisions of this Section 7.2, such expenses shall be payable by the Warrantholder, to the extent required by such jurisdiction; and

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Warrantholder shall also enter into and perform its obligations under such an agreement.

          7.3  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Warrant that the Warrantholder shall furnish to the Company such information regarding itself, the Registerable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registerable Securities. In that connection, the Warrantholder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.

          7.4  Expenses of Registration.  All Registration Expenses (as defined
               ------------------------
below) incurred in connection with any registration, qualification or compliance pursuant to this Warrant shall be borne by the Company, and Selling Expenses (as defined below) shall be borne by the Company other than Selling Expenses applicable to the Registerable Securities, which shall be borne by the Warrantholder. For purposes of this Warrant, the term "Registration Expenses" means all expenses incurred by the Company in complying with Section 7.1 hereof, including, without limitation, all registration and filing fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but not including the compensation of regular employees of the Company which shall be paid in any event by the Company), and the term "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registerable Securities and the fees and disbursements of any counsel of the Warrantholder.

          7.5  Underwriting Requirements.  The right of the Warrantholder to
               -------------------------
"piggyback" in an underwritten public offering of the Company's securities pursuant to this Section 7.5 shall be conditioned upon the Warrantholder's participation in such underwriting and the inclusion of its Registerable Securities in the underwriting to the extent provided herein, and Warrantholder's entering into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of Section 7.1 and this Section 7.5, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the Registerable Securities from such registration and underwriting, provided, that the Warrantholder shall be allowed to participate in the offering in the same proportion (based on the total number of securities requested to be registered) as any other stockholder of the Company existing as of the date of this Warrant participating in the offering.

          7.6  Delay of Registration.  The Warrantholder shall not have any
               ---------------------
right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Warrant.

          7.7  Indemnification.  If any Registerable Securities are included in
               ---------------
a registration statement pursuant to the terms of this Warrant:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Warrantholder, its officers, directors and partners, any underwriter (as defined in the Securities Act) for the Warrantholder and each person, if any, who controls the Warrantholder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will reimburse the Warrantholder, and each such officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity contained in this
Section 7.7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Warrantholder, underwriter or controlling person.

          (b) To the extent permitted by law, the Warrantholder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (within the meaning of the Securities Act) for the Company, any person who controls such underwriter, any other person selling securities in such registration statement ("Other Holder") or any of the directors or officers or any person who controls such Other Holder against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or Other Holder or director, officer or controlling person may become subject, under the Securities Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Warrantholder expressly for use in connection with such registration; and the Warrantholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, Other Holder, or any such officer, director or controlling person thereof in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.7(b) shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Warrantholder which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this Section 7.7(b) exceed the gross proceeds from the offering received by the Warrantholder.

          (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7.7 is applicable but for any reason is held to be unavailable from the Company or the Warrantholder, the Company and the Warrantholder shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the Warrantholder may be subject in such proportion so that the Warrantholder is responsible for that portion of the foregoing amount represented by the ratio of the proceeds received by the Warrantholder in the offering to the total proceeds received from the offering by the Company and all selling stockholders (other than the Warrantholder), and the Company shall be responsible for the portion represented by the ratio of proceeds received by the Company to the total proceeds received by the Company and all selling stockholders (other than the Warrantholder); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7.7(c), each person, if any, who controls the Company or the Warrantholder within the meaning of the Securities Act, each officer of the Company who shall have signed the registration statement and each director of the Company shall have the same rights to contribution as the Company.

          (d) No settlement shall be effected without the prior written consent of the Warrantholder unless (i) the obligations of the Company for indemnification or contribution pursuant to this Warrant survive and are not extinguished by reason of the settlement and remain in full force and effect under applicable federal and state laws, rules, regulations and orders or (ii) all claims and actions against the Warrantholder and each person who controls a participating holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act are extinguished by the settlement and the indemnifying party obtains a full release of all claims and actions against the Warrantholder and each such control person, which release shall be to the reasonable satisfaction of the Warrantholder.

          (e) Promptly after receipt by an indemnified party under this Section
7.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent proven to be prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.7, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.7.

          7.8  No Assignment of Registration Rights.  The rights to cause the
               ------------------------------------
Company to register Registerable Securities pursuant to this Warrant may not be assigned.

          7.9  "Market Stand-off" Agreement.  The Warrantholder hereby agrees
               ----------------------------
that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Registerable Securities in a market transaction during the 60-day period following the effective date of a registration statement of the Company filed under the Securities Act to the extent not included in the Registration Statement, or such longer period as may be reasonably specified in such Registration Statement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registerable Securities of the Warrantholder until the end of such period.

          8.  Loss or Mutilation.  Upon receipt by the Company of evidence
              ------------------
satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

          9.  No Impairment.  The Company will not, by amendment of its Fourth
              -------------
Amended and Restated Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any share of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant at the time outstanding.

          10.  Reports.  The Company shall provide to the Warrantholder,
               -------
promptly after filing thereof, copies of all reports, registration statements and proxy statements which the Company files with the Securities and Exchange Commission.

     11.  Miscellaneous Matters.
          ---------------------

          (a) As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock and stock of any other class into which such presently authorized Common Stock may hereafter have been converted.

          (b) As used herein, the word "person" shall mean an individual or entity.

          (c) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

          (d) All notices under this Warrant shall be given as set forth in this Warrant.

          (e) The Company will not, at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                                       CALCOMP TECHNOLOGY, INC.


                                       By:      /s/ John C. Batterton
                                          --------------------------------------
                                                    John C. Batterton
                                          President and Chief Executive Officer


                                       EASTMAN KODAK COMPANY


                                       By:      /s/ Patrick T. Siewert
                                          --------------------------------------
                                                    Patrick T. Siewert
                                                      Vice President

                                 SCHEDULE "A"


                            SUBSCRIPTION AGREEMENT


                                                      ____________________, ____

To: Calcomp Technology, Inc.

          The undersigned, pursuant to the provisions set forth in the Calcomp Technology, Inc. Common Stock Purchase Warrant dated as of _____________, hereby agrees to subscribe for and purchase __________ shares of the Common Stock covered by such Warrant, and makes payment herewith in full for such Common Stock at the Exercise Price.

          The undersigned represents and warrants to you that the undersigned is acquiring the shares covered hereby for the undersigned's own account for investment purposes and not with a view to any offering or distribution in violation of applicable securities laws.


                              Signature:________________________

                              Printed Name
                              and Title: ________________________

                              Address:__________________________